FREEDOM BANCSHARES, INC.
                            2003 STOCK INCENTIVE PLAN




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                                TABLE OF CONTENTS

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SECTION  1  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

SECTION  2  THE  STOCK  INCENTIVE  PLAN . . . . . . . . . . . . . . . . . . . .4

     2.1  Purpose  of  the  Plan. . . . . . . . . . . . . . . . . . . . . . . .4
     2.2  Stock  Subject  to  the  Plan . . . . . . . . . . . . . . . . . . . .4
     2.3  Administration  of  the  Plan . . . . . . . . . . . . . . . . . . . .4
     2.4  Eligibility  and  Limits. . . . . . . . . . . . . . . . . . . . . . .5

SECTION  3  TERMS  OF  STOCK  INCENTIVES. . . . . . . . . . . . . . . . . . . .5

     3.1  General  Terms  and  Conditions . . . . . . . . . . . . . . . . . . .5
     3.2  Terms  and  Conditions  of  Options . . . . . . . . . . . . . . . . .6
          (a)  Option  Price. . . . . . . . . . . . . . . . . . . . . . . . . .7
          (b)  Option  Term . . . . . . . . . . . . . . . . . . . . . . . . . .7
          (c)  Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          (d)  Conditions  to  the  Exercise  of  an  Option. . . . . . . . . .7
          (e)  Termination  of  Incentive  Stock  Option. . . . . . . . . . . .8
          (f)  Special  Provisions  for  Certain  Substitute  Options . . . . .8
     3.3  Treatment  of  Awards  Upon  Termination  of  Service . . . . . . . .8

SECTION  4  RESTRICTIONS  ON  STOCK . . . . . . . . . . . . . . . . . . . . . .8

     4.1  Escrow  of  Shares. . . . . . . . . . . . . . . . . . . . . . . . . .8
     4.2  Restrictions  on  Transfer. . . . . . . . . . . . . . . . . . . . . .9

SECTION  5  GENERAL  PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . .9

     5.1  Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     5.2  Changes  in  Capitalization;  Merger;  Liquidation. . . . . . . . . .9
     5.3  Cash  Awards. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     5.4  Compliance  with  Code. . . . . . . . . . . . . . . . . . . . . . . 10
     5.5  Right  to  Terminate  Service . . . . . . . . . . . . . . . . . . . 10
     5.6  Restrictions  on  Delivery  and  Sale  of  Shares;  Legends . . . . 11
     5.7  Non-Alienation  of  Benefits. . . . . . . . . . . . . . . . . . . . 11
     5.8  Termination  and  Amendment  of  the  Plan. . . . . . . . . . . . . 11
     5.9  Stockholder  Approval . . . . . . . . . . . . . . . . . . . . . . . 11
     5.10  Choice  of  Law. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     5.11  Effective  Date  of  the  Plan . . . . . . . . . . . . . . . . . . 11


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                            FREEDOM BANCSHARES, INC.
                            2003 STOCK INCENTIVE PLAN


                             SECTION 1  DEFINITIONS

     1.1     Definitions.  Whenever  used herein, the masculine pronoun shall be
             -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)   "Affiliate"  means
                 ---------

               (1)     any  Subsidiary  or  Parent;

               (2) an entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company; or

               (3) any entity in which the Company has such a significant interest that the Company determines it should be deemed an "Affiliate," as determined in the sole discretion of the Company.

          (b)  "Bank"  means  Freedom  Bank  of  Georgia  (In  Organization).
                ----

          (c)  "Board of Directors" means the board of directors of the Company.
                ------------------

          (d)  "Cause"  has  the  same  meaning as provided in the employment
                -----
agreement between a Participant and the Company or Affiliate(s) on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to (1) fraud or dishonesty against the Company or Affiliate(s); (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or knowing violation of law in the course of performance of the duties of Participant's service with the Company or Affiliate(s); (3) repeated absences from work without a reasonable excuse; (4) repeated intoxication with alcohol or drugs while on the Company's or Affiliate(s)' premises during regular business hours; (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or (6) a breach or violation of the terms of any agreement to which a Participant and the Company or Affiliate(s) are party.

          (e)  "Change  in  Control"  means  any  one of the following events
                -------------------
which  may  occur  after  the  date  a  Stock  Incentive  is  granted:

               (1) the acquisition by any individual, entity or "group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13-d-3 promulgated under the Securities Exchange Act of
1934) of voting securities of the Company or the Bank where such acquisition causes any such Person to own fifty percent (50%) or more of the combined voting


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power  of  the  then outstanding voting securities entitled to vote generally in the  election  of  directors;

               (2) within any twelve-month period, the persons who were directors of the Company or the Bank immediately before the beginning of such twelve-month period (the "Incumbent Directors") shall cease to constitute at least a majority of the Board of Directors of the Company or the Bank; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors of the Company or the Bank by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors shall be deemed to be an Incumbent Director;

               (3) a reorganization, merger, share exchange combination or consolidation, with respect to which persons who were the stockholders of the Company or the Bank immediately prior to such reorganization, merger, share exchange combination or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

               (4) the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.

          (f)  "Code"  means  the  Internal  Revenue  Code  of 1986, as amended.
                ----

          (g)  "Committee"  means  the  committee  appointed  by  the  Board  of
                ---------
Directors to administer the Plan pursuant to Plan Section 2.3. If the Committee has not been appointed, the Board of Directors in its entirety shall constitute the Committee.

          (h)  "Disability"  has  the same meaning as provided in the long-term
                ----------
disability plan or policy maintained or, if applicable, most recently maintained, by the Company or an Affiliate for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (i)  "Disposition"  means  any conveyance, sale, transfer, assignment,
                -----------
pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

          (j)  "Fair  Market  Value"  with  regard  to  a  date  means:
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               (1)     the  price  at  which  Stock shall have been sold on that
date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market;

               (2) if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or, if not so reported, by a generally accepted reporting service; or

               (3) if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.

     For purposes of Paragraphs (1), (2), or (3) above, the Committee may use the closing price as of the applicable date, the average of the high and low prices as of the applicable date or for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.

          (k)  "Incentive  Stock  Option"  means  an  incentive stock option, as
                ------------------------
defined  in  Code  Section  422,  described  in  Plan  Section  3.2.

          (l)  "Non-Qualified  Stock  Option"  means  a stock option, other than
                ---------------------------
an  option  qualifying  as  an Incentive Stock Option, described in Plan Section
3.2.

          (m) "Option" means a Non-Qualified Stock Option or an Incentive
               ------
Stock  Option.

          (n)  "Over  10%  Owner"  means  an  individual  who  at  the  time  an
                ----------------
Incentive Stock Option is granted owns Stock possessing more than ten percent (10%) of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (o)  "Parent"  means  any  corporation  (other than the Company) in an
                ------
unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (p) "Participant" means an individual who receives a Stock
               -----------
Incentive  hereunder.

          (q)  "Plan"  means  the  Freedom Bancshares, Inc. 2003 Stock Incentive
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Plan.


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          (r)  "Stock"  means  the  Company's  common stock, $1.00 par value per
                -----
share.

          (s)  "Stock  Incentive  Agreement"  means  an  agreement  between  the
                ---------------------------
Company and a Participant or other documentation evidencing an award of a Stock Incentive.

          (t)  "Stock  Incentives"  means,  collectively,  Incentive  Stock
                -----------------
Options  and  Non-Qualified  Stock  Options.

          (u)  "Subsidiary"  means  any  corporation (other than the Company) in
                ----------
an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A "Subsidiary" shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

          (v)  "Termination  of  Service"  means  the termination of the service
                ------------------------
relationship, whether employment or otherwise, between a Participant and the Company and any Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                       SECTION 2  THE STOCK INCENTIVE PLAN

     2.1     Purpose  of  the  Plan.  The  Plan  is  intended  to  (a)  provide
             ----------------------
incentives to officers, employees and directors of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees and directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and
(c)  provide  a  means  of  obtaining  and  rewarding  key  personnel.

     2.2     Stock  Subject  to  the  Plan.  Subject to adjustment in accordance
             -----------------------------
with Section 5.2, 80,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance upon exercise or payment pursuant to Stock Incentives. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

     2.3     Administration  of the Plan.  The Plan shall be administered by the
             ---------------------------
Committee. The Committee shall consist of at least two members of the Board of Directors. The Committee shall have full authority in its discretion to determine the officers, employees and directors of the Company or its Affiliates


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to  whom Stock Incentives shall be granted and the terms and provisions of Stock
Incentives subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

     The Committee shall select one of its members as chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     2.4     Eligibility  and  Limits.  Stock  Incentives may be granted only to
             ------------------------
officers, employees and directors of the Company or any Affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s), except as the terms of the Stock Incentive Agreement may expressly provide otherwise.

                      SECTION 3  TERMS OF STOCK INCENTIVES

     3.1     General  Terms  and  Conditions.
             -------------------------------

          (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2, as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

          (b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.


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          (c)  The  date  a  Stock  Incentive is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

          (d) The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the "Change in Control Price"). For purposes of this Subsection, any Option shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price to the extent the Option is then exercisable in accordance with the terms of the Option and the Plan.

          (e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.

          (f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

     3.2     Terms  and  Conditions  of  Options.  Each Option granted under the
             -----------------------------------
Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders. All Options shall provide that the primary federal regulator of the Bank may require a Participant to exercise an Option in whole or in part if the capital of the Bank falls below minimum


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requirements  and  shall  further  provide  that, if the Participant fails to so exercise any such portion of the Option, that portion of the Option shall be forfeited.

          (a)  Option  Price.  Subject  to adjustment in accordance with Section
               -------------
5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. With respect to each grant of a Non-Qualified Stock Option, the Exercise Price per share may be no less than Fair Market Value on the date the Option is granted.

          (b)  Option  Term.  The  term of  an  Option  shall be as specified in
               ------------
the applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

          (c)  Payment.  Payment for all shares of Stock  purchased  pursuant to
               -------
the exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides (1) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price, or (2) in a cashless exercise through a broker. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d)  Conditions  to the  Exercise of an Option.  Each  Option  granted
               -----------------------------------------
under the Plan shall be exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary. Notwithstanding the foregoing, no Option granted prior to the third anniversary of the date the Bank opens for business shall contain provisions which allow the Options to become vested and exercisable at a rate faster than in equal one-third increments commencing with the first anniversary of the Option's grant date.


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          (e)  Termination  of  Incentive Stock Option Status.  With  respect to
               ----------------------------------------------
an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate and become unexercisable no later than three
(3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

           (f)  Special  Provisions  for  Certain  Substitute  Options.
                ------------------------------------------------------
Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3     Treatment  of  Awards  Upon  Termination  of  Service.  Except  as
             -----------------------------------------------------
otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                        SECTION 4  RESTRICTIONS ON STOCK

     4.1     Escrow  of  Shares.  Any  certificates  representing  the shares of
             ------------------
Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the


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applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2     Restrictions on Transfer.  The Participant shall not have the right
             ------------------------
to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

                          SECTION 5  GENERAL PROVISIONS

     5.1     Withholding.  The  Company shall deduct from all cash distributions
             -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding obligation in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

     5.2     Changes  in  Capitalization;  Merger;  Liquidation.
             --------------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of


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
outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of any merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in the capital structure of the Company or its Stock (including any Change in Control) or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in capital structure or tender offer, including, without limitation; the assumption of other awards, the substitution of new awards, the adjustment of outstanding awards (with or without the payment of any consideration), the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in the capital structure of the Company or its Stock or tender offer for shares of Stock or the termination of outstanding awards in exchange for the cash value, as determined in good faith by the Committee, of the vested and/or unvested portion of the award. The Committee's general authority under this Section 5.2 is limited by and subject to all other express provisions of the Plan. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3     Cash Awards.  The Committee may, at any time and in its discretion,
             -----------
grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4     Compliance  with  Code.  All  Incentive Stock Options to be granted
             ----------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such a manner as to effectuate that intent.

     5.5     Right  to  Terminate  Service.  Nothing in the Plan or in any Stock
             -----------------------------
Incentive Agreement shall confer upon any Participant the right to continue as an employee, director or service provider of the Company or affect the right of the Company to terminate the Participant's services at any time.

     5.6     Restrictions  on  Delivery and Sale of Shares; Legends.  Each Stock
             ------------------------------------------------------
Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.7     Non-Alienation  of  Benefits.  Other  than as specifically provided
             ----------------------------
herein, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.8     Termination  and  Amendment of the Plan.  The Board of Directors at
             ---------------------------------------
any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

     5.9     Stockholder  Approval.   The  Plan  must  be  submitted  to  the
             ---------------------
stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

     5.10     Choice  of Law.  The laws of the State of Georgia shall govern the
              --------------
Plan, to the extent not preempted by federal law.

     5.11     Effective  Date of the Plan.  The Plan shall become effective upon
              ---------------------------
the date the Plan is approved by the Board of Directors.


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
     IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of ______________________, 2003.

                                        FREEDOM  BANCSHARES,  INC.


                                        By: ____________________________________

                                        Title: _________________________________
ATTEST:

__________________________________
Secretary

     [SEAL]


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